                                                                   Exhibit 10.32

                         SUPPLEMENT NO. 1 dated as of January 29, 2001, to the
               Indemnity, Subrogation and Contribution Agreement dated as January 11, 2000, among KANSAS CITY SOUTHERN INDUSTRIES, INC., a Delaware corporation ("Holdings"), THE KANSAS CITY SOUTHERN
                                      --------
               RAILWAY COMPANY, a Missouri Corporation (the "Borrower"), each
                                                             --------
               Subsidiary of Holdings listed on Schedule I thereto or becoming a party thereto as provided in Section 12 thereof (each individually, a "Subsidiary Guarantor" and, collectively,
                                --------------------
               together with Holdings and the Borrower, the "Guarantors") and
                                                             ----------
               THE CHASE MANHATTAN BANK ("Chase"), as collateral agent (the
                                          -----
               "Collateral Agent") for the Secured Parties (as defined in the
               -----------------
               Credit Agreement referred to below).


     A. Reference is made to (a) the Credit Agreement dated as of January 11, 2000 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among Holdings, the Borrower, the lenders from time to time
-----------------
party thereto (the "Lenders"), and Chase, as administrative agent (in such
                    -------
capacity, the "Administrative Agent"), collateral agent (in such capacity, the
               --------------------
"Collateral Agent") and issuing bank (in such capacity, the "Issuing Bank"), and
-----------------                                            ------------
(b) the Guarantee Agreement and the other Loan Documents referred to in the Credit Agreement. The rules of construction set forth in Section 1.03 of the Credit Agreement shall apply equally to this Agreement.

     B. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Indemnity, Subrogation and Contribution Agreement and the Credit Agreement.

     C. Holdings and the Subsidiary Guarantors have entered into the Indemnity, Subrogation and Contribution Agreement in order to induce the Lenders to make Loans and the Issuing Bank to issue Letters of Credit. Certain additional Subsidiaries may be required from time to time, under the terms of the Credit Agreement, to enter into the Guarantee Agreement as a Guarantor upon becoming a Subsidiary Loan Party. Section 12 of the Indemnity, Subrogation and Contribution Agreement provides that additional Subsidiaries may become Guarantors under the Indemnity, Subrogation and Contribution Agreement by execution and delivery of an instrument in the form of this Supplement. Each of the undersigned Subsidiaries (each a "New Guarantor" and collectively, the "New Guarantors") is executing this Supplement in accordance with the requirements of the Credit Agreement to become a Guarantor under the Indemnity, Subrogation and Contribution Agreement in order to induce the Lenders to make additional Loans and the Issuing Bank to issue additional Letters of Credit and as consideration for Loans previously made and Letters of Credit previously issued.

     Accordingly, the Collateral Agent and the New Guarantors agree as follows:

     SECTION 1. In accordance with Section 12 of the Indemnity, Subrogation and Contribution Agreement, each New Guarantor by its signature below becomes a Guarantor under the Indemnity, Subrogation and Contribution Agreement with the same force and effect as if originally named therein as a Guarantor and each New Guarantor hereby agrees to all the terms and provisions of the Indemnity, Subrogation and Contribution Agreement applicable to it as a Guarantor thereunder. Each reference to a "Guarantor" in the Indemnity, Subrogation and Contribution Agreement shall be deemed to include the New Guarantors. The Indemnity, Subrogation and Contribution Agreement is hereby incorporated herein by reference.

     SECTION 2. Each New Guarantor represents and warrants to the Collateral Agent and the other Secured Parties that this Supplement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms.

     SECTION 3. This Supplement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Supplement shall become effective when the Collateral Agent shall have received counterparts of this Supplement that, when taken together, bear the signatures of the New Guarantors and the Collateral Agent. Delivery of an executed signature page to this Supplement by facsimile transmission shall be as effective as delivery of a manually signed counterpart of this Supplement.

     SECTION 4. Except as expressly supplemented hereby, the Indemnity, Subrogation and Contribution Agreement shall remain in full force and effect.

     SECTION 5. THIS SUPPLEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

     SECTION 6. In case any one or more of the provisions contained in this Supplement should be held invalid, illegal or unenforceable in any respect, neither party hereto shall be required to comply with such provision for so long as such provision is held to be invalid, illegal or unenforceable, but the validity, legality and enforceability of the remaining provisions contained herein and in the Indemnity, Subrogation and Contribution Agreement shall not in any way be affected or impaired. The parties hereto shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

     SECTION 7. All communications and notices hereunder shall be in writing and given as provided in Section 7 of the Indemnity, Subrogation and Contribution Agreement. All communications and notices hereunder to the New Guarantors shall be given to them at the address set forth under their signatures.

     SECTION 8. The New Guarantors agree to reimburse the Collateral Agent for its reasonable out-of-pocket expenses in connection with this Supplement, including the reasonable fees, other charges and disbursements of counsel for the Collateral Agent.

                 [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

     IN WITNESS WHEREOF, the New Guarantors and the Collateral Agent have duly executed this Supplement to the Indemnity, Subrogation and Contribution Agreement as of the day and year first above written.


                              PABTEX GP, LLC

                              By:  SOUTHERN INDUSTRIAL SERVICES,
                                   INC., its sole member


                                   By: /s/ Robert H. Berry
                                       -------------------------------------
                                       Name:  Robert H. Berry
                                       Title: Vice President and Treasurer
                                       Address: 114 West 11th Street
                                                Kansas City, MO 64105-1804

                              SIS BULK HOLDING, INC.


                              By: /s/ Robert H. Berry
                                 --------------------------------------------
                                 Name:  Robert H. Berry
                                 Title: Vice President and Treasurer
                                 Address: 114 West 11th Street
                                          Kansas City, MO 64105-1804

                              THE CHASE MANHATTAN BANK, as
                              Collateral Agent,

                              By /s/ Robert Krasnow
                                 ------------------------------
                                 Name:  Robert Krasnow
                                 Title: Vice President

                                              Schedule I to Supplement No. 1
                                           to the Indemnity, Subrogation and
                                                      Contribution Agreement

                                  GUARANTORS



Name                                               Address
----                                               -------

Caymex Transportation, Inc.                   114 W. 11th Street
                                              Kansas City, MO 64105

Gateway Eastern Railway Company               114 W. 11th Street
                                              Kansas City, MO 64105

Gateway Western Railway Company               114 W. 11th Street
                                              Kansas City, MO 64105

PABTEX, L.P. (formerly known as               114 W. 11th Street
Global Terminaling Services, Inc.)            Kansas City, MO 64105

KCS Transportation Company                    114 W. 11th Street
                                              Kansas City, MO 64105

Kansas City Southern Industries, Inc.*        114 W. 11th Street
                                              Kansas City, MO 64105

Mid-South Microwave, Inc.                     114 W. 11th Street
                                              Kansas City, MO 64105

Rice-Carden Corporation                       114 W. 11th Street
                                              Kansas City, MO 64105

SCC Holdings, Inc.                            114 W. 11th Street
                                              Kansas City, MO 64105

Southern Development Company                  114 W. 11th Street
                                              Kansas City, MO 64105

Southern Industrial Services, Inc.            114 W. 11th Street
                                              Kansas City, MO 64105

Trans-Serve, Inc.                             114 W. 11th Street
                                              Kansas City, MO 64105

Veals, Inc.                                   114 W. 11th Street
                                              Kansas City, MO 64105

SIS Bulk Holding, Inc.                        114 W. 11th Street
                                              Kansas City, MO 64105

PABTEX GP, LLC                                114 W. 11th Street
                                              Kansas City, MO 64105


*Kansas City Southern Lines, Inc. was merged into Kansas City Southern Industries, Inc. effective as of December 31, 2000.